Reckoner Yield Enhanced AAA CLO ETF Ticker: RAAA Exchange: NYSE Summary Prospectus October 30, 2026 www.reckoner.com/RAAA
Before you invest, you may want to review the Reckoner Yield Enhanced AAA CLO ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated October 30, 2026, are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders and other information about the Fund online at www.reckoner.com/RAAA. You can also get this information at no cost by calling 1-800-617-0004.
The Reckoner Yield Enhanced AAA CLO ETF (“AAA CLO ETF”) is different from most funds in that it seeks leveraged returns, which makes it riskier than funds that do not use leverage. If AAA CLO ETF’s portfolio is leveraged at the maximum permitted amount and AAA-rated CLOs decline in value by a significant, unprecedented amount, you may lose the full value of your investment within a single day. Periods of higher market volatility may affect the Fund’s return more than the returns of funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking leveraged investment results. Shareholders should actively manage and monitor their investments.
Investment Objective
The Reckoner Yield Enhanced AAA CLO ETF (the “Fund” or “AAA CLO ETF”) seeks to generate current income, with a secondary objective of capital preservation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.30%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	3.83%
Total Annual Fund Operating Expenses	4.13%
1    “Other expenses” include 3.82% of interest expense related to borrowing costs charged to the Fund on reverse repurchase agreements and 0.01% of interest expense from borrowing on the Fund’s line of credit. The net expense ratio for the Fund would be 0.30% if these expenses were excluded.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$415	$1,255	$2,110	$4,314

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal period from July 8, 2025 (the Fund’s inception date) through June 30, 2026, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an actively-managed exchange-traded fund (“ETF”) that pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings made for investment purposes) in debt tranches of collateralized loan obligations (“CLOs”) of any maturity or duration that are rated, at the time of purchase, AAA (or equivalent by a nationally recognized statistical rating organization (“NRSRO”)), which is the most senior level of debt tranche and considered to be investment-grade. An NRSRO is a credit rating agency that issues credit ratings and is subject to regulatory oversight by the SEC. For purposes of the Fund’s investments, a CLO must be rated AAA (or equivalent) by at least one NRSRO, such as Standard and Poor’s Financial Services LLC (“S&P®”), Fitch Ratings, Inc. (“Fitch”), or Moody’s Investors Service, Inc. (“Moody’s”), or, if unrated, determined by Reckoner Capital Management LLC, investment adviser to the Fund (the “Adviser”), to be of comparable quality. If a security receives different ratings from different NRSROs, the Fund will treat the security as being rated in the highest rating category received from an NRSRO. After purchase, a CLO’s rating may decline below the minimum rating required by the Fund for purchase. In such cases, the Adviser will consider whether continuing to hold the CLO is in the best interest of the Fund.
CLOs are structured products that are trusts or other special purpose vehicles that issue multiple tranches of asset-backed securities. CLOs are collateralized by a pool of loans, which may include domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, most of which may individually be rated below investment grade (or the equivalent if unrated). These pools may consist of “leveraged loans,” or loans subject to higher interest rates relative to other loans. The Fund invests primarily in CLOs rated AAA, which have the lowest level of risk and have payment priority over CLOs in lower-rated tranches. The Fund may also invest up to 20% of its net assets (plus any borrowings made for investment purposes) in CLOs rated AA or A (or equivalent) by an NRSRO.
The Fund is actively-managed and does not seek to track the performance of any particular index. The Fund may purchase CLOs in both the primary markets (i.e., directly from the CLO issuer) and secondary markets (i.e., markets where the securities are traded following the initial offering). The Fund will only invest in CLOs with a minimum initial total offering size of $250 million. The Fund will invest primarily in CLOs that are U.S. dollar denominated. The Fund will generally invest in floating-rate CLOs, though the Fund may invest in CLOs with fixed rates. The Fund is non-diversified, meaning that it may invest a relatively high percentage of its assets in a limited number of issuers. The Fund will not invest more than 20% of its net assets (plus any borrowings made for investment purposes) in any single CLO or CLOs managed by any single CLO manager.
The Adviser applies a bottom-up approach to select CLOs for investment by the Fund through the use of due diligence and review of documentation, including newly issued CLOs and CLOs traded in the secondary market, based on an assessment of the following criteria:
•The investment skill and process of the manager(s) of the CLO, including a manager’s track record, experience and overall appetite for risk, under normal and stressed market conditions, and across “credit cycles,” or multi-year cycles broadly reflecting the relative access to credit by borrowers across the market;
•The structure of an individual CLO and its underlying collateral;
•The ability of a CLO to meet its principal and interest payment obligations, under normal and stressed market conditions;
•The CLO’s overall cash flow; and
•Trading frequency in the secondary market.
Depending on general industry trends or market conditions, the Adviser may adjust the overall mix of the Fund’s investments within the percentage parameters discussed above to provide wider exposure to a variety of CLO manager investment styles.
The Fund may also invest in other ETFs that have similar investment strategies involving CLOs.

Under normal circumstances, the Fund’s total investment exposure is expected to be equal to approximately 200% of the Fund’s net assets. The Fund expects to obtain additional exposure to CLOs through the use of reverse repurchase agreements, derivatives, swaps or similar financing transactions to the extent permitted under the Investment Company Act of 1940 (the “1940 Act”). The effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the income associated with those portfolio securities and reinvest the “recovered” cash into additional CLOs. The Fund may utilize reverse repurchase agreements when it is anticipated that the income to be earned from the reinvestment of the cash proceeds from the sale in the start leg of the reverse repurchase agreement transaction is greater than the interest expense of the reverse repurchase agreement transaction. The use of reverse repurchase agreements and similar financing transactions creates financial leverage, which will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with the CLOs resulting in increased volatility in the value of the Fund’s portfolio. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the 1940 Act, satisfy collateral requirements, or meet redemption requests.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with the risks of other funds. Each risk summarized below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. The following risks could affect the value of your investment in the Fund:
•Cash Transaction Risk. The Fund expects to effect most of its creations and redemptions primarily for cash, rather than in-kind securities. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to incur brokerage costs and/or recognize a capital gain that it might not have recognized if it had made a redemption in kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. The use of cash creations and redemptions also may cause the Fund’s Shares to trade in the market at wider bid/ask spreads or greater premiums or discounts to the Fund’s NAV. Further, effecting purchases and redemptions primarily in cash may cause the Fund to incur additional costs, such as portfolio transaction costs. These costs can decrease the Fund’s NAV.
•Collateralized Loan Obligations Leveraging Risk. CLOs are typically leveraged, and such leverage will magnify the loss on CLO investments, which may in turn magnify the loss experienced by the Fund. The cumulative effect of the use of leverage with respect to any investments in a market that moves adversely to such investments could result in a substantial loss that would be greater than if the Fund’s investments were not leveraged. The Fund intends to primarily invest in the most senior tranches of CLOs (those that are AAA or AA-rated), which generally are less affected by the effects of leverage than more junior tranches.
•Collateralized Loan Obligations Manager Risk. CLO managers are responsible for selecting, managing, and replacing the underlying collateral assets within a CLO. CLO managers may have limited operating histories, may be subject to conflicts of interest, including managing the assets of other clients or other investment vehicles, or receiving fees that incentivize maximizing the yield, and indirectly the risk, of a CLO. Adverse developments with respect to a CLO manager, such as personnel and resource constraints, regulatory issues, or other developments that may impact the ability and/or performance of the CLO manager, may adversely impact the performance of the CLO debt tranches in which the Fund invests.
•Collateralized Loan Obligations Risk. A CLO is a securitization vehicle collateralized by a pool of credit-related assets. Accordingly, CLO securities present risks similar to those of other types of credit investments, including default (credit), interest rate, and prepayment risks. The extent of these risks depend largely on the type of securities used as collateral and the class of the CLOs in which the Fund invests. In addition, CLOs are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments. There is also a risk that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. The Fund intends to invest primarily in AAA-rated tranches (or equivalent by an NRSRO); however, these ratings do not constitute a guarantee of credit quality and it’s possible that under stressed market environments these tranches could experience substantial losses due to defaults, write-downs of the equity or other subordinated tranches, increased sensitivity to defaults due to underlying collateral default and impairment of subordinated tranches, market anticipation of defaults, and general market aversion to CLO securities as an asset class. The most common risks associated with investing in CLOs are interest rate risk, credit risk, liquidity risk, prepayment risk (i.e., the risk that in a declining interest rate period CLO tranches could be refinanced or paid off prior to their maturities and the Fund would then have to reinvest the proceeds at a lower rate), and the risk of defaults of the underlying assets.
•Covenant Lite Loan Risk. CLOs may contain underlying loans that may be “covenant lite,” meaning that they have few or no financial maintenance covenants that would require the borrower to meet or exceed certain financial requirements. The absence of such covenants may reduce the ability of the lender to monitor the borrower’s financial performance and, if necessary, declare an event of default which would permit the lender to take action intended to mitigate losses from the borrower’s default on the loan. Therefore, CLOs with holdings of covenant lite loans may have greater difficulty in seeking remedies or taking other actions to preserve the value of loans in situations where a borrower faces declining financial performance. This could result in losses to the CLO and therefore the Fund.
•Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, or the Fund’s other service providers, market makers, Authorized Participants (“APs”), the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Shares, potentially resulting in financial losses to the Fund and its shareholders.
•Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.
The Fund’s investments in debt securities may subject the Fund to the following risks:
◦Call Risk. CLO securities are issued with a non-call period. After the end of the non-call period, the majority investor in the equity tranche can call (i.e., redeem or refinance) the securities issued by the CLO in full. The Fund may not be able to accurately predict when or which of its CLO investments may be called, resulting in the Fund possibly having to reinvest the proceeds in unfavorable market conditions (i.e., at lower spreads), which could cause a decline in the Fund’s income.
◦Credit Risk. Debt issuers and other counterparties may not honor their obligations. For CLOs, the primary source of credit risk is the ability of the underlying portfolio of loans to generate sufficient cash flow to pay investors on a full and timely basis when principal and/or interest payments are due. Default in payment on the underlying loans will result in less cash flow from the underlying portfolio and, in turn, less funds available to pay investors in the CLO.
The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk than they actually do by the market, the Adviser, or the rating agencies. Credit risk is generally greater where less information is publicly available, where fewer covenants safeguard the investors’ interests, where collateral may be impaired or inadequate, where little legal redress or regulatory protection is available, or where a party’s ability to meet obligations is speculative. Additionally, any inaccuracy in the information used by the Fund to evaluate credit risk may affect the value of securities held by the Fund.
Obligations under debt securities held by the Fund may never be satisfied or, if satisfied, only satisfied in part.
Some securities are subject to risks as a result of a credit downgrade or default by a government or its agencies or instrumentalities. Credit risk is a greater concern for high-yield debt securities and debt securities of issuers whose ability to pay interest and principal may be considered speculative. Debt securities are typically classified as investment grade-quality (medium to highest credit quality) or below investment grade-quality (commonly referred to as high-yield or junk bonds). Many individual debt securities are rated by a third-party source, such as Moody’s or S&P®, to help describe the creditworthiness of the issuer.

◦Extension Risk. The Fund is subject to extension risk, which is the risk that the market value of some debt securities, particularly mortgage securities and certain asset-backed securities, may be adversely affected when bond calls or prepayments on underlying mortgages or other assets are less or slower than anticipated. Extension risk may result from, for example, rising interest rates or unexpected developments in the markets for the underlying assets or mortgages. As a consequence, the security’s effective maturity will be extended, resulting in an increase in interest rate sensitivity to that of a longer-term instrument. Extension risk generally increases as interest rates rise. This is because, in a rising interest rate environment, the rate of prepayment and exercise of call or buy-back rights generally falls, and the rate of default and delayed payment generally rises. When the maturity of an investment is extended in a rising interest rate environment, a below-market interest rate is usually locked-in, and the value of the security is reduced. This risk is greater for fixed-rate than variable-rate debt securities.
◦Floating Rate Obligations Risk. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction of income received from floating rate securities held by the Fund and may adversely affect the value of the Fund’s Shares. The interest rate for a floating rate note resets or adjusts periodically by reference to a benchmark interest rate. Benchmark interest rates may not accurately track market interest rates.
◦Income Risk. The Fund’s income may decline if interest rates fall. The risk of decline in income is heightened when fixed income instruments held by the Fund have floating or variable interest rates.
◦Interest Rate Risk. The market value of debt securities generally varies in response to changes in prevailing interest rates. Interest rate changes can be sudden and unpredictable. In addition, short-term and long-term rates are not necessarily correlated to each other as short-term rates tend to be influenced by government monetary policy while long-term rates are market driven and may be influenced by macroeconomic events (such as economic expansion or contraction), inflation expectations, as well as supply and demand. During periods of declining interest rates, the market value of debt securities generally increases. Conversely, during periods of rising interest rates, the market value of debt securities generally declines. This occurs because new debt securities are likely to be issued with higher interest rates as interest rates increase, making the old or outstanding debt securities less attractive. In general, the market prices of long-term debt securities or securities that make little (or no) interest payments are more sensitive to interest rate fluctuations than shorter-term debt securities. The longer the Fund’s average weighted portfolio duration, the greater the potential impact a change in interest rates will have on its share price. Also, certain segments of the fixed income markets, such as high quality bonds, tend to be more sensitive to interest rate changes than other segments, such as lower-quality bonds.
•Derivatives Risk. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; and illiquidity of the derivative investments. The derivatives used by the Fund may give rise to a form of leverage. Leverage magnifies the potential for gain and may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at inopportune times. Certain of the Fund’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns. To the extent the Fund invests in such derivative instruments, the value of the Fund’s portfolio is likely to experience greater volatility over short-term periods.
◦Swap Risk. The Fund may enter into derivatives called swaps. Risks associated with swap agreements include failure of the counterparties to perform under the contract’s terms, changes in the returns of the underlying instruments, and the possible lack of liquidity with respect to the swap agreements. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the bankruptcy or default of a swap agreement counterparty.
•ETF Risks. The Fund is an ETF and, as a result of its structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.
◦Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) which may result in a widening of the bid/ask spreads, due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading Risk. Although Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”), there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.
•Extended Settlement Risk. New issue CLOs purchased in the primary market typically experience extended settlement periods, often longer than seven days. During the settlement window, between purchasing and settlement, these securities are typically less liquid than secondary market purchases. In such circumstances the Fund bears a risk of loss if the value of the CLO declines before the settlement date or if the Fund is required to sell the CLO prior to settlement. There is also the risk that the security will not be issued or that the counterparty will not meet its obligation, resulting in a loss of the investment opportunity.
•Leverage Risk. The Fund uses leverage, which will magnify the Fund’s gains and losses and cause the Fund to be more volatile than if it had not been leveraged. The Fund’s use of leverage increases the risk of a total loss of your investment. An investment in the Fund may not be suitable for all investors. The cost of obtaining this leverage will lower your returns.
•Liquidity Risk. Liquidity risk refers to the possibility that the Fund may not be able to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or decline an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. CLOs, and their underlying loan obligations, are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially making them less liquid than other types of securities. Additionally, when the Fund purchases a newly issued CLO security directly from the issuer (rather than from the secondary market), there often may be a delayed settlement period, during which time the liquidity of the CLO may be further reduced. During periods of limited liquidity and higher price volatility, the Fund’s ability to acquire or dispose of CLO securities at a price and time the Fund deems advantageous may be impaired.
•Management Risk. The Fund is actively-managed and its ability to achieve its investment objective is dependent on the Adviser’s successful implementation of the Fund’s investment strategies. The Adviser’s evaluations and assumptions regarding issuers, securities, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.
•Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market, and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. Higher inflation and trade tension have resulted in extreme volatility in the financial markets. In addition, local, regional, or global events such as war, acts of terrorism, recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities, and the normal operations of securities exchanges and other markets.
•New Fund Risk. The Fund is a recently organized investment company with limited operating history. As a result, prospective investors have a limited track record and history on which to base their investment decision.
•Non-Diversification Risk. Because the Fund is non-diversified, it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
•Other Investment Companies Risk. The risks of investment in other investment companies, including ETFs, typically reflect the risks of the types of instruments in which the investment companies invest. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. Investments in ETFs are also subject to the “ETF Risks” described above.
•Privately Issued Securities Risk. CLOs generally are privately-issued securities and are normally purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933. Privately-issued securities typically may be resold only to qualified institutional buyers, in a privately negotiated transaction, to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at lesser prices than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately-issued security previously deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and its value may decline as a result.
•Reverse Repurchase Agreement Risk. A reverse repurchase agreement is the sale by the Fund of a security to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that security from that party on a future date at an agreed upon price. Similar to a secured borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage and may magnify underlying investment gains or losses. The Fund uses reverse repurchase agreements to obtain leverage necessary to achieve its targeted investment exposure. The Fund is therefore subject to the risk that its counterparty will not roll over the agreement upon maturity and a suitable replacement counterparty is not found. Reverse repurchase agreements also involve the risk that the other party may fail to return the asset in a timely manner or at all. The Fund could lose money if it is unable to recover the security. Reverse repurchase agreements also create Fund expenses and require that the Fund have sufficient cash available to repurchase the security when required. The Fund is also subject to the risk that the cash received by the Fund from the sale of the security in the reverse repurchase agreement transaction, or the value of the investments that the Fund makes with the cash, will be less than the value of the security required to be repurchased in the end leg of the reverse repurchase agreement.
•Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Adviser’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
Performance
The Fund is new and therefore does not have a performance history for a full calendar year. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at www.reckoner.com/RAAA.

Portfolio Management

Investment Adviser:	Reckoner Capital Management LLC
Portfolio Managers:
John E. Kim, CEO of the Adviser, Timothy Wickstrom, Co-CIO of the Adviser, and Jared Finsterbusch, Vice President on the investments team at the Adviser, have been the portfolio managers of the Fund since its inception in July 2025.

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through a broker or dealer at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. The difference in the bid and ask prices is referred to as the “bid/ask spread.”
Recent information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid/ask spreads can be found on the Fund’s website at www.reckoner.com/RAAA.
Tax Information
The Fund’s distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is held in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.